                                                                   EXHIBIT 10.20


                             ARTHUR D. LITTLE, INC.
                             ----------------------
                                   Acorn Park
                            Cambridge, MA 02140-2390

                               SECURITY AGREEMENT
                               ------------------

     SECURITY AGREEMENT, dated as of April 25, 2000 (this "Agreement"), among Arthur D. Little, Inc., a Massachusetts corporation ("ADL"), Arthur D. Little International, Inc., a Massachusetts corporation ("ADL International"), and all the subsidiaries of ADL and ADL International listed on Annex A attached hereto ("Subsidiaries") (ADL, ADL International and each such Subsidiary being individually referred to herein as a "Company" and collectively as the "Companies"), and Citicorp USA, Inc., as collateral agent (hereinafter, in such capacity, the "Collateral Agent") for: (i) Citibank, N.A., The Chase Manhattan Bank and other banking institutions (hereinafter, collectively, the "Banks") which are or may become parties to that certain Amended and Restated Credit Agreement dated as of April 25, 2000 (as amended and in effect from time to time, the "Credit Agreement"), among ADL, ADL International, Citibank, N.A., as agent and the Banks; and (ii) the holders from time to time (individually, a "Noteholder," and collectively, the "Noteholders") of those certain Adjustable Rate Amended and Restated Senior Secured Notes, in the aggregate principal amount of $35,000,000 (as amended from time to time, the "Notes") issued by ADL pursuant to that certain Amended and Restated Note Purchase Agreement dated as of April 25, 2000 (as amended from time to time, the "Note Purchase Agreement"), among ADL and the Noteholders.

     WHEREAS, the Banks and the Noteholders are parties to that certain Collateral Agency and Intercreditor Agreement (the "Intercreditor Agreement") dated as of April 25, 2000;

     WHEREAS, it is a condition precedent to the Banks' entering into the Credit Agreement or making any loans or otherwise extending credit to ADL or ADL International under the Credit Agreement, and accepting the promissory note to be issued by ADL and ADL International under the Credit Agreement (the "Credit Note"), that each of Companies execute and deliver to the Collateral Agent, for the benefit of the Banks and the Noteholders, a security agreement in substantially the form hereof,

     WHEREAS, it is a condition precedent to the Noteholders' entering into the Note Purchase Agreement that ADL International, and c-quential, Inc., a Delaware corporation ("c-quential") guaranty the payment in full of the Notes (the "Guaranty");

     WHEREAS, it is a condition precedent to the Banks entering into the Credit Agreement that c-quential guaranty in full the obligations of the Companies thereunder (the "TIME Guaranty");

     WHEREAS, it is a condition precedent to the Noteholders' entering into the Note Purchase Agreement that each of the Companies execute and deliver to the Collateral Agent, for the benefit of the Banks and the Noteholders, a security agreement in substantially the form hereof,

     WHEREAS, each of the Companies wishes to grant security interests in favor of the Collateral Agent, for the equal and ratable benefit of the Banks and the Noteholders, as herein provided; and

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. All terms defined in the Uniform Commercial Code of the State of New York "UCC") and used herein but not defined shall have the same meaning herein as specified in the UCC; provided, however, that the term
                                        ------------------
"instrument" shall be such term as defined in Article 9 of the UCC of such jurisdiction rather than Article 3.

     2.  Grant of Security Interest.

          2.1.  Collateral Granted. Each of the Companies hereby grants to the
                ------------------
Collateral Agent, for the benefit of the Banks and the Noteholders, to secure the payment and performance in full of all of the obligations of ADL, ADL International and c-quential under (i) the Note Purchase Agreement, the Notes and the Guaranty (the "Senior Note Indebtedness"), and (ii) the Credit Agreement, Credit Note and the TIME Guaranty (the "Bank Lender Indebtedness" and, together with the Senior Note Indebtedness, the "Secured Obligations"), a security interest in the following properties, assets and rights of such Company, wherever located, whether now owned or hereafter acquired or arising (all of the same being hereinafter called the "Collateral"):

               (a) any and all rights to the payment of money or other forms of consideration of any kind (whether classified under the Uniform Commercial Code as accounts, contract rights, chattel paper, general intangibles, or otherwise) arising from goods sold or services rendered, including accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper, insurance proceeds, contract rights (being any rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper, which contracts relate to or arise out of any of the Collateral), notes, drafts, instruments, documents, acceptances, and all other debts, obligations and liabilities in whatever form from any person;

               (b) all guarantees, security, liens, pledges, charges, conditional sale or other title retention agreements, or other security interests, security titles or encumbrances of any kind in respect of any such right to the payment of money;

               (c) all documents and instruments evidencing or pertaining to any item of Collateral;

               (d) all files, correspondence, computer programs, tapes, discs and related data processing software which contain information identifying or pertaining to any of the Collateral, or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof, and

               (e) any and all products and proceeds of the foregoing.

     3.  Title to Collateral. Each Company is the owner of the Collateral
         -------------------
purported to be owned by it, free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement.

     4.  Continuous Perfection. Each Company's principal place of business or,
         ---------------------
if more than one, chief executive office is indicated on the Perfection Certificate delivered to the Collateral Agent herewith with respect to such Company (the "Perfection Certificate"). No Company will change the same, or its name, identity or corporate structure in any manner, without providing at least 30 days prior written notice to the Collateral Agent. Each Company will maintain the books and records relating to its Collateral at those locations listed on its Perfection Certificate, and no Company will remove the Collateral from such locations without providing at least 30 days prior written notice to the Collateral Agent.

     5.  No Liens. Except for the security interest herein granted, each Company
         --------
is the owner of its Collateral free from any lien, security interest or other encumbrance, and such Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Collateral Agent, the Noteholders or any of the Banks. No Company shall pledge, mortgage, create, or suffer to exist a security interest in its Collateral in favor of any person or entity other than the Collateral Agent.

     6.  No Transfers. No Company will sell or otherwise transfer any of its
         ------------
Collateral or any interest therein, other than (i) in the ordinary course of business and (ii) transfers to c-quential and its subsidiaries of Collateral consisting of and relating to obligations of the account debtors listed on
Schedule I hereto and such other account debtors as shall have been approved in writing by the Collateral Agent. Collateral sold or otherwise transferred in compliance with this (S)6 shall be free of the security interest created by this Agreement.

     7. Inspection of Collateral: Compliance with Law. The Collateral Agent or
        ---------------------------------------------
its designee may inspect any and all books, records, ledger cards, computer programs, computer disks and tapes and other similar property and general intangibles at any time evidencing or relating to the Collateral, at any reasonable time and wherever located.

     8. Collateral Protection Expenses; Preservation of Collateral.
        ----------------------------------------------------------

               8.1.  Expenses Incurred by Collateral Agent. In its discretion,
                     -------------------------------------
     the Collateral Agent may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral and pay any necessary filing fees. The Companies agree to reimburse the Collateral Agent on demand for any and all expenditures so made. The Collateral Agent shall have no obligation to any Company to make any such expenditure, nor shall the making thereof relieve any Company of any default.

               8.2.  Collateral Agent's Obligations and Duties. Anything herein
                     -----------------------------------------
     to the contrary notwithstanding, each Company shall remain liable under each contract or agreement contained in the Collateral. Neither the Collateral Agent nor any Noteholder or Bank shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Collateral Agent, any Noteholder or Bank of any payment relating to any of the Collateral. Neither the Collateral Agent, nor any Noteholder or Bank shall be obligated in any manner to perform any of the obligations of any Company under or pursuant to any contract or agreement, to make inquiry as to the nature or sufficiency of any payment received in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Collateral Agent or to which the Collateral Agent, any Noteholder or Bank may be entitled at any time or times. The Collateral Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under (S)9207 of the Uniform Commercial Code of the State of New York or otherwise, shall be to deal with such Collateral in the same manner as the Collateral Agent deals with similar property for its own account.

     9.  Notification to Account Debtors and Other Obligors. If an Event of
         --------------------------------------------------
Default shall exist under (and as defined in) the Note Purchase Agreement or the Credit Agreement, each Company shall, at the request of the Collateral Agent, notify account debtors on accounts, chattel paper and general intangibles of such Company, and obligors on instruments for which such Company is an obligee, of the security interest of the Collateral Agent, and that payment thereof is to be made directly to the Collateral Agent; and the Collateral Agent may itself, if any such Event of Default shall exist, without notice to or demand upon such Company, so notify such account debtors and obligors. After the making of such a request or the giving of any such notification, each Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles and instruments received by such Company as trustee for the Collateral Agent, for the benefit of the Noteholders and the Banks, without commingling the same with other funds, and shall turn the same over to the Collateral Agent in the identical form received, together with any necessary endorsements or assignments. The Collateral Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Collateral Agent to the Secured Obligations in the order set forth in the Intercreditor Agreement, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

     10.  Further Assurances. Each Company, at its own expense, shall do, make,
          ------------------
execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Collateral Agent may require more completely to vest in, perfect and assure to the Collateral Agent, the Noteholders and the Banks their respective rights hereunder or in any of the Collateral.

     11.  Power of Attorney.
          -----------------

          11.1.  Appointment and Powers of Collateral Agent. Each Company hereby
                 ------------------------------------------
irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys
- in- fact with full irrevocable power and authority in the place and stead of such Company or in the Collateral Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Company, without notice to or assent by such Company, to do the following:

               (a) upon the occurrence and during the continuance of an Event of Default under (and as defined in) the Note Purchase Agreement or the Credit Agreement, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State of New York and as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do at such Company's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as such Company might do; and

               (b) to file such financing statements with respect hereto, with or without such Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Collateral Agent may deem appropriate and to execute in such Company's name such financing statements and amendments thereto and continuation statements which may require such Company's signature.

          11.2.  Ratification by Company. To the extent permitted by law, each
                 -----------------------
Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          11.3.  No Duty on Collateral Agent. The powers conferred on the
                 ---------------------------
Collateral Agent hereunder are solely to protect the interests of the Collateral Agent, the Noteholders and the Banks in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Collateral Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to any Company for any act or failure to act, except for the Collateral Agent's own gross negligence or willful misconduct.

     12.  Remedies. If an Event of Default shall exist under (and as defined in)
          --------
either the Credit Agreement or the Note Purchase Agreement, the Collateral Agent may, without notice to or demand upon any Company, declare this Agreement to be in default, and the Collateral Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent shall give to the relevant Company at least ten business days prior written notice of the time and place of any public sale of its Collateral or of the time after which any private sale or any other intended disposition is to be made. The Companies hereby acknowledge that ten business days prior written notice of such sale or sales shall be reasonable notice. In addition, each Company waives any and an rights that it may have to a judicial hearing in advance of the enforcement of any of the Collateral Agent's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

     13.  No Waiver, etc. Each Company waives demand, notice, protest, notice of
          --------------
acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Secured Obligations and the Collateral, each Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Collateral Agent may deem advisable. The Collateral Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in
(S)8.2. The Collateral Agent shall not be deemed to have waived any of its rights upon or under the Secured Obligations or the Collateral unless such waiver shall be in writing and signed by the Collateral Agent. No delay or omission on the part of the Collateral Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Collateral Agent with respect to the Secured Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Collateral Agent deems expedient, provided, however, that the exercise of such
                                  --------  -------
rights and remedies shall be in accordance with the Intercreditor Agreement.

     14.  Marshalling. Neither the Collateral Agent nor any Noteholder nor any
          -----------
Bank shall be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Collateral Agent hereunder and of the Collateral Agent, the Noteholders or the Banks in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Company hereby irrevocably waives the benefits of all such laws.

     15.  Indemnity. Each Company shall indemnify, defend, save and hold
          ---------
harmless each of the Collateral Agent, Banks, Noteholders and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

     16.  Proceeds of Dispositions; Expenses. Each Company shall pay to the
          ----------------------------------
Collateral Agent on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Collateral Agent in (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Company, (iii) the exercise or enforcement of any of the rights of the Collateral Agent, the Noteholders or the Banks hereunder or (iv) the failure by such Company to perform or observe any of the provisions hereof. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Secured Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Secured Obligations in such order or preference as is provided in the Intercreditor Agreement. Upon the final payment and satisfaction in full of all of the Secured Obligations and after making any payments required by Section 9-504(l)(c) of the Uniform Commercial Code of the State of New York, any excess shall be returned to the Companies.

     17.  Overdue Amounts. Until paid, all amounts due and payable hereunder
          ---------------
shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of 12% per annum.

     18.  Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO
          --------------------------------------
TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon such Company by mail at the address set forth in (S)20. Each Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     19.  Waiver of Jury Trial. EACH COMPANY WAIVES ITS RIGHT TO A JURY TRIAL
          --------------------
WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive. or consequential damages or any damages other than, or in addition to, actual damages. Each Company (i) certifies that neither the Collateral Agent, any Noteholder or Bank nor any representative, agent or attorney of the Collateral Agent, any Noteholder or Bank has represented, expressly or otherwise, that the Collateral Agent, any Noteholder or Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Note Purchase Agreement and the Credit Agreement, the Collateral Agent, the Noteholders and the Banks are relying upon, among other things, the waivers and certifications contained in this (S)19.

     20.  Notices. All notices and communications provided for hereunder shall
          -------
be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

          (i) if to the Collateral Agent, to it or such nominee at the address set forth below, or at such other address as it or such nominee shall have specified to the Company in writing in accordance with this (S)20,

               Citicorp USA, Inc.
               399 Park Avenue
               New York, NY 10043
               Attention: New York
               Region Department
               Fax No.: (212) 793-0642

          (ii) if to any of the Companies, to ADL at the address set forth below, or at such other address as ADL shall have specified to the Collateral Agent in writing in accordance with this (S)20.

               Arthur D. Little, Inc.
               Acorn Park
               Cambridge, MA 02140-2390
               Attention: Chief Financial Officer
               Fax No.: (617) 498-7117

     Notices under this (S)20 will be deemed given only when actually received.

      21. Concerning Revised Article 9 of the Uniform Commercial Code. The
          -----------------------------------------------------------
parties acknowledge and agree to the following provisions of this Agreement in anticipation of the possible application, in one or more jurisdictions to the transactions contemplated hereby, of the revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law and contained in the 1999 official text of Revised Article 9 ("Revised
Article 9").

            21.1. Attachment. In applying the law of any jurisdiction in which
                  ----------
      Revised Article 9 is in effect, the Collateral shall include, without limitation, the following categories of assets as defined in Revised
      Article 9: instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired to the extent arising from the sale of goods or the performance of services.

            21.2. Perfection by Filing. The Collateral Agent may at any time and
                  --------------------
      from time to time, pursuant to the provisions of (S)11, file financing statements, continuation statements and amendments thereto which contain information required by Part 5 of

      Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether a Company is an organization, the type of organization and any organization identification number issued to a Company. Each Company agrees to furnish any such information to the Collateral Agent promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Collateral Agent on behalf of any Company, as provided in (S)11, and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

            21.3. Other Provisions. In applying the law of any jurisdiction in which Revised Article 9 is in effect, the following references to sections in this Agreement to existing Article 9 of that, jurisdiction shall be to the Revised Article 9 Section of that jurisdiction indicated below:


       Agreement Section           Existing Article 9                 Revised Article 9
       3                       (S) 9-103(3)                       Rev. (S) 9-102(a)(34)
       8.2                     (S) 9-207                          Rev. (S) 9-207
       12                      (S)(S) 8-106 and 9-115 (1994)      Rev. (S)(S) 8-106 and 9-106
       16                      (S) 9-504(1)(c)                    Rev. (S)(S) 9-608(a)(1)(C)
                                                                  and 9-615(a)(3)

          21.4.  Savings Clause. Nothing contained in this (S)21 shall be
                 --------------
     construed to narrow the scope of the Collateral Agent's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Collateral Agent, any Noteholder or any Bank hereunder except as (and then only to the extent) mandated by Revised Article 9 to the extent then applicable.

     22. Miscellaneous. The headings of each section of this Agreement are for
         -------------
convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon each Company and its respective successors and assigns, and shall inure to the benefit of the Collateral Agent, the Noteholders, the Banks and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each Company acknowledges receipt of a copy of this Agreement.

                  [Remainder of page intentionally left blank.
                         Next page is signature page.]

     IN WITNESS WHEREOF, intending to be legally bound, the Companies have caused this Agreement to be duly executed as of the date first above written.

                         ARTHUR D. LITTLE, INC.

                         By: /s/ John F. Burns
                            ---------------------------------
                            John F. Burns
                            Senior Vice President and CFO

                         ARTHUR D. LITTLE INTERNATIONAL, INC.

                         By: /s/ John J. Burns
                            ---------------------------------
                            John F. Burns
                            Vice President

                         ACORN PROPERTIES II, INC.
                         ACORN PROPERTIES III, INC.
                         ACORN PROPERTIES IV, INC.
                         ACORN PROPERTIES VI, INC.
                         ARTHUR D. LITTLE REAL ESTATE
                             CORPORATION
                         G&W SOFTWARE, INC.

                         By: /s/ John F. Burns
                            ---------------------------------
                            John F. Burns
                            President and Treasurer

                         ACORN PROFESSIONAL DEVELOPMENT, INC.
                         ADL NUTRACEUTICALS, INC.
                         ARTHUR D. LITTLE ASIA PACIFIC, INC.
                         ARTHUR D. LITTLE ENTERPRISES, INC.
                         ARTHUR D. LITTLE INDIA, INC.
                         ARTHUR D. LITTLE KOREA, INC.
                           ARTHUR D. LITTLE MANAGEMENT EDUCATION INSTITUTE, INC.
                         ARTHUR D. LITTLE PROGRAM RESOURCES, INC.
                         ENTERPRISE MEDICAL I TECHNOLOGIES, INC.
                         ENTERPRISE COMPUTER, INC.
                         R. DIXON SPEAS ASSOCIATES, INC.

                         By: /s/ John F. Burns
                            ---------------------------------
                            John F. Burns
                            Treasurer

                         INNOVATION ASSOCIATES, INC.
                         PYXSYS CORPORATION

                         By: /s/ John F. Burns
                            ---------------------------------
                            John F. Burns
                            Treasurer

                         ARTHUR D. LITTLE VALUATION, INC.
                         SRT, INC.

                         By: /s/ John F. Burns
                            ---------------------------------
                            John F. Burns
                            Treasurer

                         ADL EUROPE, INC.
                         ADL OVERSEAS, INC.
                         ARTHUR D. LITTLE CIS, INC.
                         ARTHUR D. LITTLE SOUTHEAST ASIA, INC.

                         By: /s/ Frederick T. McElligott
                            ---------------------------------
                            Frederick T. McElligott
                            Treasurer

                         ARTHUR D. LITTLE SECURITIES INVESTMENT, INC.

                         By: /s/ Frederick T. McElligott
                            ---------------------------------
                            Frederick T. McElligott
                            President and Treasurer

Accepted:

CITICORP USA, INC.,
as Collateral Agent

By: /s/ Authorized Officer
    ---------------------------------
    Name:
    Title:

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